UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2024

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSLR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	CSLRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 1, 2024, Complete Solaria, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) with the U.S. Securities and Exchange Commission that disclosed the closing of the acquisition contemplated by the Asset Purchase Agreement (the “APA”) dated August 5, 2024 among the Company, SunPower Corporation (“SunPower”), and the direct and indirect subsidiaries of SunPower (the “Debtors”). The APA provided for the sale and purchase of certain assets relating to the Debtors’ Blue Raven Solar business and certain assets relating to the new homes business and non-installing dealer network business previously operated by SunPower and the other Debtors (the “Acquired Assets” and the related businesses acquired from SunPower, the “SunPower Businesses”). The purchase and sale of the Acquired Assets and other transactions under the APA closed on September 30, 2024.

This Current Report on Form 8-K/A amends the Original Report to include the financial statements required to be filed under Item 9.01(a) of Current Report on Form 8-K and the pro forma financial information required to be filed under Item 9.01(b) of Current Report on Form 8-K. Except as provided herein, the disclosures made in the Original Report remain unchanged.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following historical financial statements of the businesses acquired pursuant to the APA are attached as Exhibit 99.1 hereto.

●	The audited combined financial statements of the SunPower Businesses for the thirty-nine weeks ended September 29, 2024 and for the year ended December 31, 2023, and the related notes to the combined financial statements, attached as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

The following unaudited pro forma combined financial information of the Company, giving effect to the closing of the APA and the acquisition of the Acquired Assets and the SunPower Businesses, is attached as Exhibit 99.2 hereto:

●	The unaudited pro forma combined financial statements of the Company for the thirty-nine weeks ended September 29, 2024 and for the year ended December 31, 2023, and the related notes to the unaudited pro forma combined financial statements, attached as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of BDO USA, P.C.
99.1	Audited combined financial statements of the SunPower Businesses for the thirty-nine weeks ended September 29, 2024 and for the year ended December 31, 2023.
99.2	Unaudited pro forma combined financial statements of Complete Solaria, Inc. for the thirty-nine weeks ended September 29, 2024 and for the year ended December 31, 2023.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: December 16, 2024	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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